Exhibit 99.1 Media Contact: Helen Farrier, +44 (0) 7500 838045 helen.farrier@seagate.com

SEAGATE TECHNOLOGY REPORTS FISCAL SECOND QUARTER 2019 FINANCIAL RESULTS

•	Revenue of $2.7 billion

•	GAAP diluted earnings per share (EPS) of $1.34; non-GAAP diluted EPS of $1.41

CUPERTINO, CA – February 4, 2019 – Seagate Technology plc (NASDAQ: STX) (the “Company” or “Seagate”) today reported financial results for the quarter ended December 28, 2018.

“In the December quarter, we executed well against a more challenging demand environment and delivered solid financial results reflecting strong operational efficiency. While there are market and geo-political uncertainties impacting the storage industry, our belief in the long-term growth of data creation and storage demand remains unchanged. By delivering competitive cost-effective mass storage solutions, Seagate enables the Data Age digital transformations for businesses across many industries. Our deep storage industry expertise and leading technology portfolio will continue to drive long-term success for the company and deliver value to our shareholders,” said Dave Mosley, Seagate’s chief executive officer.

Quarterly Financial Results

	GAAP		Non-GAAP
	FQ2 2019	FQ2 2018	FQ2 2019	FQ2 2018
Revenue ($M)	$2,715	$2,914	$2,715	$2,908
Gross Margin	29.2%	30.1%	29.7%	30.4%
Net Income ($M)	$384	$159	$405	$431
Diluted Earnings Per Share	$1.34	$0.55	$1.41	$1.48

In the second quarter, the Company generated $288 million in cash flow from operations and $161 million in free cash flow. Year to date, the Company has generated $875 million in cash flow from operations and $571 million in free cash flow. Seagate’s balance sheet is healthy and during the second quarter, the Company paid cash dividends of $180 million, repurchased 3.2 million ordinary shares for $136 million and repaid $499 million of the 2018 Senior Notes. Cash and cash equivalents totaled $1.4 billion at the end of the quarter. There were 283 million ordinary shares issued and outstanding as of the end of the quarter.

For a detailed reconciliation of GAAP to non-GAAP results, see accompanying financial tables.

Seagate has issued a Supplemental Financial Information document, which is available on Seagate’s Investors Relations website at www.seagate.com/investors.

Quarterly Cash Dividend

The Board of Directors of the Company (the “Board”) declared a quarterly cash dividend of $0.63 per share, which will be payable on April 3, 2019 to shareholders of record as of the close of business on March 20, 2019. The payment of any future quarterly dividends will be at the discretion of the Board and will be dependent upon Seagate’s financial position, results of operations, available cash, cash flow, capital requirements and other factors deemed relevant by the Board.

Investor Communications

Seagate management will hold a public webcast today at 2:00 p.m. Pacific Time that can be accessed on its Investor Relations website at www.seagate.com/investors. During today’s webcast, the Company will provide an outlook for its third fiscal quarter of 2019, including key underlying assumptions.

An archived audio webcast of this event will be available on Seagate’s Investors Relations website at www.seagate.com/investors shortly following the event conclusion.

About Seagate

To learn more about the Company’s products and services, visit www.seagate.com and follow us on Twitter, Facebook, LinkedIn, Spiceworks, YouTube and subscribe to our blog. The contents of our website and social media channels are not a part of this release.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, including, in particular, statements about the Company’s plans, strategies and prospects, financial projections, expectations regarding market demand and the Company’s products, shifts in technology, the Company’s ability to meet market and industry expectations and the effects of these future trends and expectations on the Company’s business and shareholder value and dividend issuance plans for the fiscal quarter ending March 29, 2019 and beyond. These statements identify prospective information and may include words such as “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “should,” “may,” “will,” or the negative of these words, variations of these words and comparable terminology. These forward-looking statements are based on information available to the Company as of the date of this report and are based on management’s current views and assumptions. These forward-looking statements are conditioned upon and also involve a number of known and unknown risks, uncertainties, and other factors that could cause actual results, performance or events to differ materially from those anticipated by these forward-looking statements. Such risks, uncertainties, and other factors may be beyond the Company’s control and may pose a risk to the Company’s operating and financial condition. Such risks and uncertainties include, but are not limited to: items that may be identified during its financial statement closing process that cause adjustments to the estimates included in this report; the uncertainty in global economic and political conditions; the impact of the variable demand and adverse pricing environment for storage products; the Company’s ability to successfully qualify, manufacture and sell its storage products in increasing volumes on a cost-effective basis and with acceptable quality; the impact of competitive product announcements; the Company’s ability to achieve projected cost savings in connection with restructuring plans and consolidation of manufacturing activities; possible excess industry supply with respect to particular storage products and competing alternative storage technology solutions; the impact of trade barriers, such as import/export duties and restrictions, tariffs and quotas, imposed by the U.S. or other countries in which the Company conducts business; disruptions to its supply chain or production capabilities; unexpected advances in competing technologies or changes in market trends; the development and introduction of products based on new technologies and expansion into new data storage markets; the Company’s ability to effectively manage its debt obligations and comply with certain covenants in its credit facilities with respect to financial ratios and financial condition tests; currency fluctuations that may impact the Company’s margins, international sales and results of operations; cyber-attacks or other data breaches that disrupt the Company’s operations or result in the dissemination of proprietary or confidential information and cause reputational harm; cybersecurity threats and vulnerabilities associated with the Company’s infrastructure updates to its information technology systems; and fluctuations in interest rates. Information concerning risks, uncertainties and other factors that could cause results to differ materially from the expectations described in this press release is contained in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on August 3, 2018, the “Risk Factors” section of which is incorporated into this press release by reference, and other documents filed with or furnished to the SEC. These forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, except as required by applicable law.

The inclusion of Seagate’s website address in this press release is intended to be an inactive textual reference only and not an active hyperlink. The information contained in, or that can be accessed through, Seagate’s website and social media channels are not part of this press release.

SEAGATE TECHNOLOGY PLC

CONDENSED CONSOLIDATED BALANCE SHEETS

(In millions)

(Unaudited)

	December 28, 2018	June 29, 2018 (a)
ASSETS
Current assets:
Cash and cash equivalents	$1,357	$1,853
Accounts receivable, net	1,058	1,184
Inventories	1,097	1,053
Other current assets	164	220

Total current assets	3,676	4,310
Property, equipment and leasehold improvements, net	1,823	1,792
Investment in debt security	1,300	1,275
Goodwill	1,237	1,237
Other intangible assets, net	149	188
Deferred income taxes	416	417
Other assets, net	188	191

Total Assets	$8,789	$9,410

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$1,442	$1,728
Accrued employee compensation	164	253
Accrued warranty	105	112
Current portion of long-term debt	—	499
Accrued expenses	589	598

Total current liabilities	2,300	3,190
Long-term accrued warranty	117	125
Long-term accrued income taxes	6	10
Other non-current liabilities	108	100
Long-term debt, less current portion	4,324	4,320

Total Liabilities	6,855	7,745

Total Equity	1,934	1,665

Total Liabilities and Equity	$8,789	$9,410

(a)	The information in this column was derived from the Company’s audited Consolidated Balance Sheet as of June 29, 2018.

SEAGATE TECHNOLOGY PLC

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In millions, except per share data)

(Unaudited)

	For the Three Months Ended		For the Six Months Ended
	December 28, 2018	December 29, 2017	December 28, 2018	December 29, 2017
Revenue	$2,715	$2,914	$5,706	$5,546

Cost of revenue	1,921	2,037	3,999	3,933
Product development	246	250	512	513
Marketing and administrative	120	142	235	287
Amortization of intangibles	5	19	11	41
Restructuring and other, net	7	33	30	84

Total operating expenses	2,299	2,481	4,787	4,858

Income from operations	416	433	919	688

Interest income	22	6	46	13
Interest expense	(56)	(61)	(114)	(122)
Other, net	16	(7)	15	(20)

Other expense, net	(18)	(62)	(53)	(129)

Income before income taxes	398	371	866	559
Provision for income taxes	14	212	32	219

Net income	$384	$159	$834	$340

Net income per share:
Basic	$1.35	$0.55	$2.92	$1.18
Diluted	1.34	0.55	2.88	1.17
Number of shares used in per share calculations:
Basic	285	288	286	289
Diluted	287	291	290	291

Cash dividends declared per ordinary share	$0.63	$0.63	$1.26	$1.26

SEAGATE TECHNOLOGY PLC

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In millions)

(Unaudited)

	For the Six Months Ended
	December 28, 2018	December 29, 2017
OPERATING ACTIVITIES
Net income	$834	$340
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	272	318
Share-based compensation	45	59
Deferred income taxes	1	204
Other non-cash operating activities, net	(44)	3
Changes in operating assets and liabilities:
Accounts receivable, net	135	145
Inventories	(47)	(32)
Accounts payable	(240)	59
Accrued employee compensation	(89)	(54)
Accrued expenses, income taxes and warranty	(16)	3
Other assets and liabilities	24	42

Net cash provided by operating activities	875	1,087

INVESTING ACTIVITIES
Acquisition of property, equipment and leasehold improvements	(304)	(201)
Proceeds from settlement of foreign currency forward exchange contracts	66	—
Proceeds from sale of strategic investments	10	—
Proceeds from sale of properties previously classified as held for sale	6	—
Proceeds from sale of property and equipment	—	2
Purchases of strategic investments	(8)	—
Other investing activities, net	—	(11)

Net cash used in investing activities	(230)	(210)

FINANCING ACTIVITIES
Redemption and repurchase of debt	(499)	(152)
Dividends to shareholders	(361)	(366)
Repurchases of ordinary shares	(286)	(361)
Taxes paid related to net share settlement of equity awards	(30)	(21)
Proceeds from issuance of ordinary shares under employee stock plans	35	35

Net cash used in financing activities	(1,141)	(865)

Effect of foreign currency exchange rate changes on cash, cash equivalents and restricted cash	(1)	5

(Decrease) increase in cash, cash equivalents and restricted cash	(497)	17
Cash, cash equivalents and restricted cash at the beginning of the period	1,857	2,543

Cash, cash equivalents and restricted cash at the end of the period	$1,360	$2,560

Use of non-GAAP financial information

The Company uses non-GAAP measures of adjusted revenue, gross margin, operating expenses, net income, diluted earnings per share and free cash flow which are adjusted from results based on GAAP to exclude certain gains, losses and expenditures. These non-GAAP financial measures may be provided to enhance the user’s overall understanding of the Company’s current financial performance and its prospects for the future. Specifically, the Company believes non-GAAP results provide useful information to both management and investors as these non-GAAP results exclude certain gains, losses and expenditures that it believes are not indicative of its core operating results and because it is similar to the approach used in connection with the financial models and estimates published by financial analysts who follow the Company.

These non-GAAP results are some of the measurements management uses to assess the Company’s performance, allocate resources and plan for future periods. Reported non-GAAP results should only be considered as supplemental to results prepared in accordance with GAAP, and not considered as a substitute for, or superior to, GAAP results. These non-GAAP measures may differ from the non-GAAP measures reported by other companies in its industry.

SEAGATE TECHNOLOGY PLC

RECONCILIATIONS OF GAAP TO NON-GAAP MEASURES

(In millions, except per share amounts and gross margin)

(Unaudited)

	For the Three Months Ended		For the Six Months Ended
	December 28, 2018	December 29, 2017	December 28, 2018	December 29, 2017
GAAP Revenue	$2,715	$2,914	$5,706	$5,546
Adjustment to discontinued products	—	(6)	1	(6)

Non-GAAP Revenue	$2,715	$2,908	$5,707	$5,540

GAAP Gross Margin	$794	$877	$1,707	$1,613
Adjustment to discontinued products	—	(6)	1	(6)
Accelerated depreciation, impairment and other charges related to cost saving efforts	—	—	—	1
Amortization of acquired intangible assets	13	14	26	28
Other charges	(1)	—	(1)	11

Non-GAAP Gross Margin	$806	$885	$1,733	$1,647

GAAP Gross Margin	29.2%	30.1%	29.9%	29.1%
Non-GAAP Gross Margin	29.7%	30.4%	30.4%	29.7%

GAAP Operating Expenses	$378	$444	$788	$925
Accelerated depreciation, impairment and other charges related to cost saving efforts	(1)	(2)	(2)	(2)
Amortization of acquired intangible assets	(5)	(18)	(9)	(39)
Restructuring and other, net	(7)	(33)	(30)	(84)
Other charges	—	(1)	—	(2)

Non-GAAP Operating Expenses	$365	$390	$747	$798

GAAP Net Income	$384	$159	$834	$340
Adjustment to discontinued products	—	(6)	1	(6)
Accelerated depreciation, impairment and other charges related to cost saving efforts	1	2	2	3
Amortization of acquired intangible assets	18	32	35	67
Restructuring and other, net	7	33	30	84
Losses recognized on the early redemption and repurchase of debt	—	3	—	3
Strategic investment (gains) losses or impairment recognized	(2)	—	2	—
Other charges	(1)	1	(1)	12
Income tax adjustments	(2)	207	(2)	207

Non-GAAP Net Income	$405	$431	$901	$710

Shares used in diluted net income per share calculation	287	291	290	291
GAAP Diluted Net Income Per Share	$1.34	$0.55	$2.88	$1.17
Non-GAAP Diluted Net Income Per Share	$1.41	$1.48	$3.11	$2.44

GAAP Net Cash Provided by Operating Activities	$288	$850	$875	$1,087
Acquisition of property, equipment and leasehold improvements	127	77	304	201

Free Cash Flow	$161	$773	$571	$886

The Company’s Non-GAAP measures are adjusted for the following items:

Adjustment to discontinued products

These adjustments relate to sales of certain discontinued products or changes in sales provision for discontinued products. These adjustments are inconsistent in amount and frequency and are excluded in the non-GAAP measures as these adjustments are not indicative of the underlying ongoing operating performance.

Accelerated depreciation, impairment and other charges related to cost saving efforts

These expenses are excluded in the non-GAAP measure due to its inconsistency in amount and frequency and are excluded to facilitate a more meaningful evaluation of the Company’s current operating performance and comparison to its past periods operating performance.

Amortization of acquired intangible assets

The Company records expense from amortization of intangible assets that were acquired in connection with its business combinations over their estimated useful lives. Such charges are inconsistent in size and are significantly impacted by the timing and magnitude of the Company’s acquisitions. Consequently, these expenses are excluded in the non-GAAP measures to facilitate a more meaningful evaluation of its current operating performance and comparison to its past periods operating performance.

Other charges

The other charges primarily include write-off of certain discontinued inventory and expense related to disposed business. These charges are inconsistent in amount and frequency and are excluded in the non-GAAP measures to facilitate a more meaningful evaluation of its current operating performance and comparison to its past periods operating performance.

Restructuring and other, net

Restructuring charges and other, net are costs associated with restructuring plans that are primarily related to costs associated with reduction in the Company’s workforce, exiting certain facilities and other related costs. These also exclude charges or gains from sale of properties classified as held-for-sale. These costs or benefits do not reflect the Company’s ongoing operating performance and consequently are excluded from the non-GAAP measures to facilitate a more meaningful evaluation of its current operating performance and comparison to its past periods operating performance.

Strategic investment (gains) losses or impairment recognized

From time to time, the Company incurs losses or gains from strategic investment accounted under equity method of accounting or records impairments charges which are not considered as part of its ongoing operating performance. The resulting expense or gain is inconsistent in amount and frequency and consequently are excluded from the non-GAAP measures to facilitate a more meaningful evaluation of its current operating performance and comparison to its past periods operating performance.

Income tax adjustments

Provision for income taxes represents the tax effects of non-GAAP adjustments determined using a hybrid with and without method and effective tax rate for the applicable adjustment and jurisdiction. It also includes a provisional tax benefit for the re-measurement of the Company’s U.S. deferred tax assets at the lower 21% tax rate resulting from the U.S. Tax Cuts and Jobs Act enacted on December 22, 2017.

Free cash flow

Free cash flow is a non-GAAP measure defined as net cash provided by operating activities less acquisition of property, equipment and leasehold improvements. This non-GAAP financial measure is used by management to assess the Company’s sources of liquidity, capital structure and operating performance.